UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            AMMENDMENT #1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   November 6, 1998

                              FIRSTCOM CORPORATION
             (Exact name of registrant as specified in its charter)

             Texas                   0-25194            87-0464860
---------------------------------  ------------  -----------------------------
  (State or other jurisdiction     (Commission         (I.R.S. Employer
of incorporation or organization)  File Number)        Identification No.)


                                2600 Douglas Road
                           Coral Gables, Florida 33134
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (305) 448-4422
               Registrant's telephone number, including area code

                    INTERAMERICAS COMMUNICATIONS CORPORATION
   (Former name, former address and fiscal year, if changed since last report)





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ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        16.1  Letter  from  PricewaterhouseCoopers  LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 27, 1998          By:  /s/  Patricio  E.  Northland
                                  ----------------------------------------------
                                            Patricio  E.  Northland
                                            Chairman  of  the  Board,  President
                                            and  Chief  Executive  Officer
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